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                                                                   EXHIBIT 10.30

                                 THIRD AMENDMENT


         THIS THIRD AMENDMENT (this "Amendment") is entered into as of March 28, 2003 by and among SVI SOLUTIONS, INC., a Delaware corporation (the "Company"), KOYAH LEVERAGE PARTNERS, L.P., a Delaware limited partnership ("Koyah Leverage"), KOYAH PARTNERS, L.P., a Delaware limited partnership ("Koyah") and RAVEN PARTNERS, L.P., a Delaware limited partnership ("Raven").

         WHEREAS, pursuant to the Amendment Agreement dated as of July 15, 2002 by and among the Company, Koyah Leverage, Koyah, Raven and certain other parties (the "Amendment Agreement"), (i) the Company made a Convertible Promissory Note dated July 19, 2002 in the principal amount $937,500 in favor of Koyah Leverage, a Convertible Promissory Note dated July 19, 2002 in the principal amount of $187,500 in favor of Koyah and a Convertible Promissory Note dated July 19, 2002 in the principal amount of $125,000 in favor of Raven (collectively, the "Original Notes") and (ii) the Company entered into an Investors' Rights Agreement dated as of July 19, 2002 with Koyah Leverage, Koyah, Raven and certain other parties (the "Original Investors' Rights Agreement");

         WHEREAS, pursuant to the First Amendment dated as of December 5, 2002 and the Second Amendment dated as March 14, 2002 among the Company, Koyah Leverage, Koyah and Raven, the Company was granted certain extensions under the Notes and the Investors' Rights Agreement (the Original Notes and the Original Investors' Rights Agreement, as so amended, being referred to herein as the "Notes" and the "Investors' Rights Agreement");

         WHEREAS, the Company has requested that Koyah Leverage, Koyah and Raven grant the Company certain further extensions under the Notes and the Investors' Rights Agreement;

         WHEREAS, in connection therewith, the parties desire to make certain amendments to the Notes and Investors' Rights Agreement on the terms and conditions set forth herein;

         WHEREAS, the Investors' Rights Agreement may be amended with the consent of the Company and the holders of 50% of the Registrable Securities (as defined in the Investors' Rights Agreement) under Section 3.07 of the Investors' Rights Agreement and Koyah Leverage, Koyah and Raven are holders of more than 50% of the Registrable Securities;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties, the parties do hereby agree as follows:

         1. EXTENSION OF REGISTRATION STATEMENT EFFECTIVE DATE UNDER THE NOTES. The date contained in Section 13(d) of each Note for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to April 7, 2003.

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         2. EXTENSION OF REGISTRATION STATEMENT FILING DATE UNDER THE INVESTORS'
RIGHTS AGREEMENT. The date contained in Section 1.3(a) of the Investors' Rights Agreement for filing of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to an indefinite date, subject however to such registration statement becoming effective by the date set forth below in Section 3 of this Amendment.

         3. EXTENSION OF REGISTRATION STATEMENT EFFECTIVE DATE UNDER THE INVESTORS' RIGHTS AGREEMENT. The date contained in Section 1.3(c) of the Investors' Rights Agreement for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to April 7, 2003.

         4. EXTENSION OF RELATED DATES UNDER THE INVESTORS' RIGHTS AGREEMENT. The dates contained in Section 1.3(d) and (e) of the Investors' Rights Agreement for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby are correspondingly extended as a result of the extension set forth above in Section 3 of this Amendment.

         5. EXPENSES. Promptly upon request, the Company shall pay the legal fees and expenses of Paine, Hamblen, Coffin, Brooke & Miller LLP as counsel for ICM (as defined in the Amendment Agreement) incurred in connection with (i) the preparation and negotiation of this Amendment and (ii) the discussions about, and the preparation and negotiation of, a possible additional Amendment for further extensions under the Notes and the Investors' Rights Agreement.

         6. CONTINUED FORCE AND EFFECT. Except as specifically amended or modified by this Amendment, the Notes and the Investors' Rights Agreement shall remain unchanged. The Notes and the Investors' Rights Agreement, as amended or modified by this Amendment, shall remain in full force and effect.

         7. ENTIRE AGREEMENT. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings, agreements or arrangements with respect to such subject matter.





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                  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND
                  CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or agents thereinto duly authorized, as of the date first above written.

                                   "COMPANY"

                                   SVI HOLDINGS, INC.

                                   By:
                                            ------------------------------------
                                   Name:    Barry Schechter
                                   Title:   Chief Executive Officer


                                   "INVESTORS"

                                   KOYAH LEVERAGE PARTNERS, L.P.

                                   By:  Koyah Ventures LLC, its general partner

                                   By:
                                            ------------------------------------
                                   Name:    Robert Law
                                   Title:   Vice President


                                   KOYAH PARTNERS, L.P.

                                   By:  Koyah Ventures LLC, its general partner

                                   By:
                                            ------------------------------------
                                   Name:    Robert Law
                                   Title:   Vice President


                                   RAVEN PARTNERS, L.P.

                                   By:  Koyah Ventures LLC, its general partner

                                   By:
                                            ------------------------------------
                                   Name:    Robert Law
                                   Title:   Vice President

                       [Signature Page to Third Amendment]


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